UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 19, 2005 (August 29, 2005)

WORLD HEALTH ALTERNATIVES, INC.

(Exact Name of Registrant as Specified in this Charter)

Florida	0-51001	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd.

Suite 111

Pittsburgh, PA 15235

(Address of Principal Executive Offices / Zip Code)

(412) 829-7800

(Registrant’s Telephone Number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Company has entered into indemnification agreements dated as of August 23, 2005 with each of its directors and executive officers as of such date. The indemnification agreements provide for the indemnitees to be indemnified to the fullest extent permitted by law for events related to their service to the Company and provides procedures with respect to indemnification and advancement of expenses.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bruce Hayden resigned as Chief Financial Officer of the Company on Wednesday, August 24, 2005, and his resignation was accepted by the Board on Thursday, August 25, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By:	/s/ John Sercu
John Sercu
Acting President and Chief Executive Officer

Date: August 29, 2005

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